EXHIBIT 10.2 - Employment Agreement for Robert L. Maige



                              EMPLOYMENT AGREEMENT
                              ---------------------

This EMPLOYMENT AGREEMENT is entered into by and between Pipeline Technologies, Inc., a Florida corporation (the "Company"), and Robert Maige, the undersigned individual ("Executive").

                                     RECITAL
                                     -------

The Company and Executive desire to enter into an Employment Agreement setting forth the terms and conditions of Executive's employment with the Company.


                                    AGREEMENT
                                    ---------

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and Executive agree as follows:

          1.   Employment

               (a)  Term.
                    -----
                    The Company hereby employs Executive to serve as Chief Financial Officer and to serve in such additional or different position or positions as the Company may determine in its sole discretion. The term of employment shall be for a period of four (_4_) years ("Employment Period") to commence on the date hereof, unless earlier terminated as set forth herein.

               (b)  Duties and Responsibilities.
                    ----------------------------
                    Executive will be reporting to the Company's Board of Directors of Pipeline Technologies, Inc.. Within the
                    limitations established by the Bylaws of the Company, the Executive shall have each and all of the duties and
                    responsibilities   of  that   position  and  such  other  or
                    different duties on behalf of the Company, as may be assigned from time to time by the Board of Directors of the Company.

               (c)  Location.
                    ---------
                    The initial principal location at which Executive shall perform services for the Company shall be Jacksonville, FL.

          2.   Compensation.
               -------------

               (a)  Base Salary.
                    ------------
                    Executive shall be paid a base salary ("Base Salary") at the annual rate of $175,000, payable in bi-weekly installments consistent with Company's payroll practices commencing on July 1, 2000. The annual Base Salary shall be reviewed on or before [January 1] of each year, unless Executive's employment hereunder shall have been terminated earlier pursuant to this Agreement, starting on January 1, 2001 by the Board of Directors of the Company to determine if such Base Salary should be increased for the following year in recognition of services to the Company.

Form 7-8                                                                       1


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               (b)  Payment.
                    --------
                    Payment of all compensation to Executive hereunder shall be made in accordance with the relevant Company policies in effect from time to time, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes.

               (c)  Bonus.
                    ------
                    Executive shall also be entitled to a bonus determined as follows: 5% (five percent) of the Company's net, pretax income as an annual performance bonus.

          3.   Other Employment Benefits.
               -------------------------

               (a)  Benefit Plans.
                    --------------
                    Executive shall be entitled to participate in the Company's medical and dental plans, life and disability insurance plans and retirement plans pursuant to their terms and conditions as made available by the Company. Executive shall be entitled to participate in any other benefit plan offered by the Company to its employees during the term of this Agreement (other than stock option or stock incentive plans, which are governed by Section 3(d) below). Nothing in this Agreement shall preclude the Company or any affiliate of the Company from terminating or amending any employee benefit plan or program from time to time.

               (b)  Vacation.
                    ---------
                    Executive shall be entitled to four (_4_) weeks of paid vacation each year of full employment, exclusive of legal holidays, as long as the scheduling of Executive's vacation does not interfere with the Company's normal business operations. All vacation should be used in any calendar year however, any unused vacation in a given year may be carried over from year to year.

               (c)  Stock  Options.
                    ---------------
                    Executive shall be entitled to options to acquire shares of the Common Stock of the Company pursuant to a stock option plan approved by the Board of Directors.

               (d)  Auto Allowance.
                    ---------------
                    Executive shall be paid an auto allowance in the amount of six hundred dollars ($600) per month to be paid bi-weekly in lieu of reimbursement of travel expenses calculated on a per mile basis.

               (d)  Wireless  Phone  Charges.
                    -------------------------
                    Executive shall be reimbursed wireless communication charges related to company business on a monthly basis.

               (e)  Health  Benefits.
                    -----------------
                    Executive shall receive health benefits consistent with the corporate health plan as it may be changed from time to time. Spouse health insurance coverage shall be provided by the Company.


Form 7-8                                                                       2


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               (f)  Travel  and  Entertainment.
                    ---------------------------
                    Upon submission of itemized expense statements in the manner specified by the Company, Executive shall be entitled to reimbursement for reasonable travel and other reasonable business expenses duly incurred by Executive in the performance of his duties under this Agreement. All company related travel and entertainment expenses shall be fully reimbursable subject to review.

               (h)  No Other Benefits.
                    ------------------
                    Executive understands and acknowledges that the compensation specified in Sections 2 and 3 of this Agreement shall be in lieu of any and all other compensation, benefits and plans.

          4.   Executive's  Business  Activities.
               ----------------------------------

               Executive shall devote the substantial portion of his entire business time, attention and energy exclusively to the business and affairs of the Company and its affiliates, as its business and affairs now exist and as they hereafter may be changed. Executive may serve as a member of the Board of Directors of other organizations that do not compete with the Company, and may participate in other professional, civic, governmental organizations and activities that do not materially affect his ability to carry out his duties hereunder.

          5.   Termination of Employment.
               --------------------------

               (a)  For Cause.
                    ----------
                    Notwithstanding anything herein to the contrary, the Company may terminate Executive's employment hereunder for cause for any one of the following reasons: (1) conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed, (2) commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records, (3) improper disclosure of the Company's confidential or proprietary information, (4) any action by the Executive which has a detrimental effect on the Company's reputation or business, (5) Executive's failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability, (6) any breach of this Agreement, which breach is not cured within ten (10) days following written notice of such breach, (7) a course of conduct amounting to gross incompetence, (8) chronic and unexcused absenteeism, (9) unlawful appropriation of a corporate opportunity, or (10) misconduct in connection with the performance of any of Executive's duties, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject. Upon termination of Executive's employment with the Company for cause, the Company shall be under no further obligation to Executive, except to pay all accrued but unpaid base salary and accrued vacation to the date of termination thereof.

Form 7-8                                                                       3

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               (b)  Without  Cause.
                    ---------------
                    The Company may terminate Executive's employment hereunder at any time without cause, provided, however, that Executive shall be entitled to severance pay in the amount of twenty-six (_26_) weeks of Base Salary in addition to accrued but unpaid Base Salary and accrued vacation, less deductions required by law, but if, and only if, Executive executes a valid and comprehensive release of any and all claims that the Executive may have against the Company in a form provided by the Company and Executive executes such form within seven (7) days of tender.

               (c)  Resignation.
                    -----------
                    Upon termination of employment, Executive shall be deemed to have resigned from the Board of Directors of the Company if he is a Director.

               (d)  Cooperation.
                    ------------
                    After notice of termination, Executive shall cooperate with the Company, as reasonably requested by the Company, to effect a transition of Executive's responsibilities and to ensure that the Company is aware of all matters being handled by Executive.

          6.   Disability of Executive.
               ------------------------

               The Company may terminate this Agreement without liability if Executive shall be permanently prevented from properly performing his essential duties hereunder with reasonable accommodation by reason of illness or other physical or mental incapacity for a period of more than 60 (sixty) consecutive days or 90 (ninety) cumulative days within one calendar year. Upon such termination, Executive shall be entitled to all accrued but unpaid Base Salary and vacation.

          7.   Death of Executive.
               -------------------
               In the event of the death of Executive during the Employment Period, the Company's obligations hereunder shall automatically cease and terminate; provided, however, that within 15 days the Company shall pay to Executive's heirs or personal representatives Executive's Base Salary and accrued vacation accrued to the date of death.

          8.   Confidential Information and Invention Assignments.
               ---------------------------------------------------
               Executive has executed a Confidential Information and Invention Assignment Agreement (the "Confidential Information and Invention Assignment Agreement"). The obligations under the Confidential Information and Invention Assignment Agreement shall survive termination of this Agreement for any reason.

          9.   Exclusive   Employment.
               -----------------------
               During employment with the Company, Executive will not do anything to compete with the Company's present or contemplated business, nor will he or she plan or organize any competitive business activity. Executive will not enter into any agreement which conflicts with his duties or obligations to the Company. Executive will not during his employment or within one (1) year after it ends, without the Company's express written consent, directly or indirectly, solicit or encourage any employee, agent, independent contractor, supplier, customer, consultant or any other person or company to terminate or alter a relationship with the Company.

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          10.  Assignment and Transfer.
               ------------------------
               Executive's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, and any purported assignment, transfer or delegation thereof shall be void. This Agreement shall inure to the benefit of, and be binding upon and enforceable by, any purchaser of substantially all of Company's assets, any corporate successor to Company or any assignee thereof.

          11.  No   Inconsistent   Obligations.
               --------------------------------
               Executive is aware of no obligations, legal or otherwise, inconsistent with the terms of this Agreement or with his undertaking employment with the Company. Executive will not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others. Executive represents and warrants that he or she has returned all property and confidential information belonging to all prior employers.

          12.  Miscellaneous.
               --------------

               (a)  Attorneys'  Fees.
                    -----------------
                    Should either party hereto, or any heir, personal representative, successor or assign of either party hereto, resort to legal proceedings in connection with this Agreement or Executive's employment with the Company, the party or parties prevailing in such legal proceedings shall be entitled, in addition to such other relief as may be granted, to recover its or their reasonable attorneys' fees and costs in such legal proceedings from the non-prevailing party or parties; provided, however, that nothing herein is intended to affect the provisions of Section 12(l).

               (b)  Governing  Law.
                    ---------------
                    This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflict of law principles.

               (c)  Entire  Agreement.
                    ------------------
                    [Except  with  respect  to the Stock  Option  Plan and Stock
                    Option Agreement referenced in Section 3(d),] this Agreement, [together with the attached exhibits and the Confidential Information and Invention Assignment Agreement,] contains the entire agreement and understanding between the parties hereto and supersedes any prior or contemporaneous written or oral agreements, representations and warranties between them respecting the subject matter hereof.

               (d)  Amendment.
                    ----------
                    This Agreement may be amended only by a writing signed by Executive and by a duly authorized representative of the Company.

               (e)  Severability.
                    -------------
                    If any term, provision, covenant or condition of this Agreement, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

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               (f)  Construction.
                    -------------
                    The headings and captions of this Agreement are provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the Company or Executive.

               (g)  Rights Cumulative.
                    ------------------
                    The rights and remedies provided by this Agreement are cumulative, and the exercise of any right or remedy by either party hereto (or by its successor), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies.

               (h)  Non-waiver.
                    -----------
                    No failure or neglect of either party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by an officer of the Company (other than Executive) or other person duly authorized by the Company.

               (i)  Remedy for Breach; Attorneys' Fees.
                    -----------------------------------
                    The parties hereto agree that, in the event of breach or threatened breach of any covenants of Executive, the damage or imminent damage to the value and the goodwill of the Company's business shall be inestimable, and that therefore any remedy at law or in damages shall be inadequate. Accordingly, the parties hereto agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any of such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. The prevailing party in any action instituted pursuant to this Agreement shall be entitled to recover from the other party its reasonable attorneys' fees and other expenses incurred in such action.

               (j)  Notices.
                    --------
                    Any notice, request, consent or approval required or permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when sent by certified or registered mail, with postage prepaid, to Executive's residence (as noted in the Company's records), or to the Company's principal office, as the case may be.

               (k)  Assistance in Litigation.
                    -------------------------
                    Executive shall, during and after termination of employment, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become a party; provided, however, that such assistance following termination shall be furnished at mutually agreeable times and for mutually agreeable compensation.


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               (l)  Arbitration.
                    ------------
                    Any controversy, claim or dispute arising out of or relating to this Agreement or the employment relationship, either during the existence of the employment relationship or afterwards, between the parties hereto, their assignees, their affiliates, their attorneys, or agents, shall be settled by arbitration in Jacksonville, Florida. Such arbitration shall be conducted in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, with the following exceptions if in conflict: (a) each party to the arbitration will pay its pro rata share of the expenses and fees of the arbitrator(s), together with other expenses of the arbitration incurred or approved by the arbitrator(s); and (b) arbitration may proceed in the absence of any party if written notice (pursuant to rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all decisions and awards rendered in such proceedings. Such decisions and awards rendered by the arbitrator shall be final and conclusive and may be entered in any court having jurisdiction thereof as a basis of judgment and of the issuance of execution for its collection. All such controversies, claims or disputes shall be settled in this manner in lieu of any action at law or equity; provided however, that nothing in this subsection shall be construed as precluding the Company from bringing an action for injunctive relief or other equitable relief or relief under the Confidential Information and Invention Assignment Agreement. The arbitrator shall not have the right to award punitive damages, consequential damages, lost profits or speculative damages to either party. The parties shall keep confidential the existence of the claim, controversy or disputes from third parties (other than the arbitrator), and the determination thereof, unless otherwise required by law or necessary for the business of the Company. The arbitrator(s) shall be required to follow applicable law. IF FOR ANY REASON THIS ARBITRATION CLAUSE BECOMES NOT APPLICABLE, THEN EACH PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER MATTER INVOLVING THE PARTIES HERETO.


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               Alternate (l):

               (l)  Disputes.
                    ---------
                    Any controversy, claim or dispute arising out of or relating to this Agreement or the employment relationship, either during the existence of the employment relationship or afterwards, between the parties hereto, their assignees, their affiliates, their attorneys, or agents, shall be litigated solely in state or federal court in Jacksonville, Florida. Each party (1) submits to the jurisdiction of such court, (2) waives the defense of an inconvenient forum, (3) agrees that valid consent to service may be made by mailing or delivery of such service to the Florida Secretary of
                    State (the "Agent") or to the party at the party's last known address, if personal service delivery can not be easily effected, and (4) authorizes and directs the Agent to accept such service in the event that personal service delivery can not easily be effected. EACH PARTY, TO THE
                    FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER MATTER INVOLVING THE PARTIES HERETO.



IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set forth below.

Pipeline Technologies, Inc.                  EXECUTIVE:



By: /s/ Timothy Murtaugh                     By: /s/ Robert L. Maige
    -----------------------                      --------------------------


Name:  Timothy Murtaugh                     Name:    Robert L. Maige
       --------------------                          ----------------------


Title: President                            Title:   CFO
       --------------------                         -----------------------



Date:    7/01/00                            Date:    7/01/00
      ---------------------                          ----------------------


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